Exhibit 5.1

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Four Times Square

New York 10036-6522

TEL: (212) 735-3000

FAX: (212) 735-2000

www.skadden.com

October 9, 2015

Triangle Petroleum Corporation
1200 17th Street, Suite 2600

Denver, Colorado 80202

Re:  Triangle Petroleum Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel to Triangle Petroleum Corporation, a Delaware corporation (the “Company”), in connection with the registration statement on Form S-3 (the “Registration Statement”) to be filed on the date hereof by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).  The Registration Statement relates to the issuance and sale by the Company from time to time, pursuant to Rule 415 of the General Rules and Regulations of the Commission promulgated under the Securities Act (the “Rules and Regulations”), of securities of the Company consisting of: (i) shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”), (ii) shares of preferred stock,  par value $0.00001 per share, of the Company, which may be issued in one or more series (the “Preferred Stock”), (iii) shares of Preferred Stock represented by depositary shares (“Depositary Shares”) evidenced by depositary receipts (“Receipts”), which may be issued pursuant to one or more deposit agreements to be entered into between the Company and a depositary (the “Depositary”) to be named (each, a “Deposit Agreement”), (iv) debt securities of the Company (“Debt Securities”) which may be issued in one or more series under an indenture proposed to be entered into by the Company and the trustee to be named therein (the “Trustee”), the form of which is filed as an exhibit to the Registration Statement (the “Base Indenture” and, together with any officer’s certificate, board resolution or supplement thereto establishing the terms of any series of the Debt Securities, the “Indenture”), (v) warrants to purchase  shares of Common Stock,  shares of Preferred Stock, Debt Securities, Subscription Rights, Units or other securities of the types described in the

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October 9, 2015

Registration Statement (the “Warrants”), as shall be designated by the Company at the time of the offering, issued pursuant to one or more warrant agreements (each, a “Warrant Agreement”) proposed to be entered into by the Company and one or more warrant agents to be named therein (each, a “Warrant Agent”), (vi) subscription rights to purchase shares of Common Stock,  shares of Preferred Stock, Debt Securities, Warrants, Units or other securities of the types described in the Registration Statement ("Subscription Rights"), which may be issued under one or more subscription rights certificates (each, a "Subscription Rights Certificate") and/or pursuant to one or more subscription rights agreements (each, a "Subscription Rights Agreement") proposed to be entered into by the Company and one or more subscription agents to be named therein (each, a "Subscription Agent"), (vii) purchase contracts (“Purchase Contracts”) obligating the holders thereof to purchase from the Company, and the Company to sell to such holders, shares of Common Stock, shares of Preferred Stock, Debt Securities or other securities at a future date or dates, which may be issued pursuant to one or more purchase contract agreements (each, a “Purchase Contract Agreement”) proposed to be entered into by the Company and one or more purchase contract agents to be named therein (each, a “Purchase Contract Agent”), (viii) purchase units of the Company (“Purchase Units”), each consisting of a Purchase Contract and Debt Securities, debt obligations of third parties, including U.S. treasury securities, or other securities or a combination thereof, which may be issued pursuant to one or more agreements (each, a “Purchase Unit Agreement”) proposed to be entered into by the Company and one or more purchase unit agents to be named therein (each, a “Purchase Unit Agent”), (ix) Units of the Company, each consisting of an interest in two or more securities of the types described in the Registration Statement, or a combination thereof (the “Units”),  which may or may not be separable from one another, which may be issued pursuant to one or more agreements (each, a “Unit Agreement”) proposed to be entered into by the Company and one or more unit agents to be named therein (the “Unit Agent”), (x) such indeterminate number of shares of Common Stock,  shares of Preferred Stock and amount of Debt Securities, as may be issued upon conversion, exchange or exercise, as applicable, of any shares of Preferred Stock,  Debt Securities, Warrants or Subscription Rights or settlement of any Purchase Contracts or Purchase Units, including such shares of Common Stock or shares of Preferred Stock as may be issued pursuant to anti-dilution adjustments, determined at the time of offering (collectively, “Indeterminate Securities”). The shares of Common Stock,  shares of Preferred Stock, Depositary Shares, Debt Securities, Warrants, Subscription Rights, Purchase Contracts, Purchase Units and Indeterminate Securities offered pursuant to the Registration Statement are collectively referred to herein as the “Securities.”

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

In rendering the opinions stated herein, we have examined and relied upon the following:

(a)      the Registration Statement;

(b)      the form of the Base Indenture;

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October 9, 2015

(c)      an executed copy of a certificate for the Company of Ryan McGee, Secretary of the Company, dated the date hereof (the “Secretary’s Certificate”);

(d)      a copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware, and certified pursuant to the Secretary’s Certificate (the “Certificate of Incorporation”);

(e)      a copy of the Bylaws of the Company, as in effect as of the date hereof,  and certified pursuant to the Secretary’s Certificate (the “Bylaws”);  and

(f)      a copy of certain resolutions of the Board of Directors of the Company (the “Board of Directors”), adopted on October 2, 2015,  and certified pursuant to the Secretary’s Certificate.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions stated below.

In our examination, we have assumed the genuineness of all signatures, including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials.

We do not express any opinion with respect to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the General Corporation Law of the State of Delaware (the “DGCL”) and (iii) to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”).  We do not express any opinion as to the effect of any non-Opined on Law on the opinions stated herein.   The Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.

As used herein, “Transaction Agreements” means the Indenture, the Warrant Agreements, the Deposit Agreements,  the Subscription Rights Agreements, the Purchase Contract Agreements, the Purchase Unit Agreements and the Unit Agreements.

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Based upon the foregoing and subject to the qualifications and assumptions stated herein, we are of the opinion that:

1.      With respect to any shares of Common Stock offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting Common Stock (the “Offered Common Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement and any related free writing prospectus with respect to the Offered Common Stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Common Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement or such other agreement with respect to the Offered Common Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and sale of the Offered Common Stock and related matters; (v) the terms of the issuance and sale of the Offered Common Stock have been duly established and are in conformity with the Certificate of Incorporation and the Bylaws so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vi) if the Offered Common Stock is to be certificated, certificates in the form required under the DGCL representing the shares of Offered Common Stock have been duly executed and countersigned; and (vii) the shares of Offered Common Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Common Stock (including any Offered Common Stock duly issued upon conversion, exchange or exercise of any Debt Securities or Warrants or the settlement of any Stock Purchase Contracts), when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized by all requisite corporate action on the part of the Company under the DGCL and validly issued, and the shares of Offered Common Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be fully paid and nonassessable, provided that the consideration therefor is not less than the par value per share of Common Stock.

2.      With respect to the shares of any series of Preferred Stock offered by the Company pursuant to the Registration Statement, including any Indeterminate Securities constituting shares of Preferred Stock (the “Offered Preferred Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act; (ii) an appropriate prospectus supplement and any related free writing prospectus with respect to the Offered Preferred Stock has been prepared, delivered and filed in

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compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Preferred Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement or such other agreement with respect to the Offered Preferred Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Preferred Stock and related matters, including the adoption of a Certificate of Designation for the Offered Preferred Stock in accordance with the applicable provisions of the DGCL (the “Certificate”); (v) the filing of the Certificate with the Secretary of State of the State of Delaware has duly occurred; (vi) the terms of the Offered Preferred Stock and of the issuance and sale have been duly established in conformity with the Certificate of Incorporation and the Bylaws, including the Certificate relating to the Offered Preferred Stock so as not to violate any applicable law, the Certificate of Incorporation or the Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) if the Offered Preferred Stock is to be certificated, certificates in the form required under the DGCL representing the shares of Offered Preferred Stock have been duly executed and countersigned; and (viii) the shares of Offered Preferred Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Preferred Stock (including any Offered Preferred Stock duly issued upon conversion, exchange or exercise of any Debt Securities or Warrants or the settlement of any Stock Purchase Contracts), when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized by all requisite corporate action on the part of the Company under the DGCL and validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than the par value per share of Preferred Stock.

3.      With respect to any series of Debt Securities offered by the Company, including any Indeterminate Securities constituting Debt Securities of such series, (the “Offered Debt Securities”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act and the Indenture has been qualified under the Trust Indenture Act of 1939 (the “TIA”); (ii) the Trustee is eligible to act as trustee under the Indenture in accordance with the TIA and the rules and regulations promulgated thereunder; (iii) an appropriate prospectus supplement and any related free writing prospectus with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iv) if the Offered Debt Securities are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Debt Securities has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Indenture has been duly authorized, executed and delivered by the Company and the other parties thereto; (vi) any officer’s certificate, board resolutions or supplemental indenture under the Indenture establishing the terms of the Offered Debt Securities has been duly authorized, executed and delivered by the Company and any other parties thereto;

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(vii) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Debt Securities and related matters in conformity with the Indenture and any such officer’s certificate, board resolutions or supplemental indenture; (viii) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture and any officer’s certificate, board resolutions or supplemental indenture establishing the terms of such Offered Debt Securities so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; and (ix) the certificates evidencing the Offered Debt Securities have been issued in a form that complies with the provisions of the Indenture and any officer’s certificate, board resolutions or supplemental indenture establishing the terms of such Offered Debt Securities and have been duly executed and authenticated in accordance with the provisions of the Indenture and any such officer’s certificate, board resolutions or supplemental indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities, when issued and sold or otherwise distributed in accordance with the Indenture and such officer’s certificate, board resolutions or supplemental indenture and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

4.      With respect to any Warrants offered by the Company (the “Offered Warrants”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act; (ii) an appropriate prospectus supplement and any related free writing prospectus with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Warrants are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Warrant Agreement relating to the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Warrants, the Warrant Agreement and related matters; (vi) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the applicable Warrant Agreement so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company; (vii) the shares of Common Stock,  shares of Preferred Stock,  Debt Securities, Subscription Rights, Units or other securities of the types described in the Registration Statement for which the Offered Warrants are exercisable have been duly authorized

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for issuance by the Company; and (viii) the Offered Warrants have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Warrant Agreement and duly delivered to purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Warrants, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Warrant Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

5.      With respect to Depositary Shares offered by the Company (the “Offered Depositary Shares”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Depositary Shares have been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Depositary Shares are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Depositary Shares have been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Deposit Agreement relating to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Depositary Shares and the related series of shares of Preferred Stock, the applicable Deposit Agreement and related matters; (vi) the terms of the Offered Depositary Shares and of their issuance and sale have been duly established in conformity with the applicable Deposit Agreement so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company;  (vi) the shares of Preferred Stock relating to such Offered Depositary Shares has been duly authorized for issuance; and (vii) the Offered Depositary Shares have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Deposit Agreement and the Offered Depositary Shares have been delivered to the Depositary for deposit in accordance with provisions of the applicable Deposit Agreement; and (viii) the Receipts evidencing the Depositary Shares have been duly issued against deposit of the related shares of Preferred Stock with the Depositary in accordance with the applicable Deposit Agreement and the applicable underwriting agreement if any, or any other duly authorized, executed and delivered valid and binding agreement, and duly delivered to purchasers thereof upon payment of the agreed-upon consideration therefor, such Deposit Agreement will constitute a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.

6.      With respect to any Subscription Rights offered by the Company (the “Offered Subscription Rights”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act; (ii) an appropriate prospectus supplement and any related free

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writing prospectus with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Subscription Rights are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Subscription Rights Agreement relating to the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Subscription Rights and related matters; (vi) the terms of the Offered Subscription Rights and of their issuance and sale have been duly established in conformity with the applicable Subscription Rights Agreement and Subscription Rights Certificate so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Subscription Agent; (vii) the shares of Common Stock,  shares of Preferred Stock,  Debt Securities, Warrants, Units or other securities of types described in the Registration Statement relating to such Offered Subscription Rights have been duly authorized for issuance by the Company; and (viii) the Subscription Rights Certificates have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Subscription Rights Agreement, the Offered Subscription Rights, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Subscription Rights Agreement and Subscription Rights Certificate and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, and duly delivered to purchasers thereof upon payment of the agreed-upon consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

7.      With respect to any Purchase Contracts offered by the Company (the “Offered Purchase Contracts”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Purchase Contracts has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Purchase Contracts are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Purchase Contract Agreement relating to the Offered Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Purchase Contracts and related matters; (vi) the terms of the Offered Purchase Contracts and of their issuance and sale have been duly established in conformity with the

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applicable Purchase Contract Agreement so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Contract Agent; (vii) the shares of Common Stock,  shares of Preferred Stock,  Debt Securities or other securities relating to such Offered Purchase Contracts have been duly authorized for issuance by the Company; and (viii) the Offered Purchase Contracts have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Purchase Contract Agreement, the Offered Purchase Contracts, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Purchase Contract Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, and duly delivered to purchasers thereof upon payment of the agreed-upon consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

8.      With respect to any Purchase Units offered by the Company (the “Offered Purchase Units”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Purchase Units has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Purchase Units are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Purchase Units and related matters; (vi) the terms of the Offered Purchase Units and the related Purchase Contract and Debt Securities or debt obligations of third parties, including U.S. treasury securities, or other securities or a combination thereof and of their issuance and sale have been duly established in conformity with the applicable Purchase Unit Agreement so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Purchase Unit Agent; (vii) the Purchase Contract and Debt Securities or debt obligations of third parties, including U.S. treasury securities, or other securities or a combination thereof included in such Offered Purchase Units have been duly authorized for issuance by the Company or by third parties, as applicable; and (viii) the Offered Purchase Units have been duly executed, delivered and countersigned in accordance with the provisions of the applicable Purchase Unit Agreement, the Offered Purchase Units, when issued and sold or otherwise distributed in accordance with the provisions of the applicable Purchase Unit Agreement and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, and duly delivered to purchasers thereof upon payment of the agreed-upon

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consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

9.      With respect to any Units offered by the Company (the “Offered Units”), when (i) the Registration Statement, as finally amended, has become effective under the Securities Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Units has been prepared, delivered and filed in compliance with the Securities Act and the applicable Rules and Regulations; (iii) if the Offered Units are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) a Unit Agreement relating to the Offered Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Units and related matters; (vi) the terms of the Offered Units and of their issuance and sale have been duly established in conformity with any officer’s certificate or board resolutions establishing the terms of such Offered Units so as not to violate any applicable law, the Certificate of Incorporation or Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and the applicable Unit Agent; (vii) the shares of Common Stock, shares of Preferred Stock, Depositary Shares, Debt Securities, Warrants, Subscription Rights, Purchase Contracts or Purchase Units or other securities or a combination thereof included in such Offered Units have been duly authorized for issuance by the Company or by third parties, as applicable; (viii) the Offered Units have been duly authorized for issuance by the Company or by third parties, as applicable; and (ix) the Offered Units have been duly executed, delivered and countersigned in accordance with the provisions of the Unit Agreement, the Offered Units, when issued and sold or otherwise distributed in accordance with the Unit Agreement, the provisions of the applicable Unit Agreement and the underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, and duly delivered to purchasers thereof upon payment of the agreed-upon consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms under the laws of the State of New York.

The opinions stated herein are subject to the following qualifications:

(i)      the opinions stated herein are limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

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(ii)     we do not express any opinion with respect to any law, rule or regulation that is applicable to any party to any of the Transaction Agreements or the transactions contemplated thereby solely because such law, rule or regulation is part of a regulatory regime applicable to any such party or any of its affiliates as a result of the specific assets or business operations of such party or such affiliates;

(iii)    except to the extent expressly stated in the opinions contained herein, we have assumed that each of the Transaction Agreements constitutes the valid and binding obligation of each party to such Transaction Agreement, enforceable against such party in accordance with its terms;

(iv)    we do not express any opinion with respect to the enforceability of any provision contained in any Transaction Agreement relating to any indemnification, contribution, exculpation, release or waiver that may be contrary to public policy or violative of federal or state securities laws, rules or regulations;

(v)     we do not express any opinion with respect to the enforceability of any provision of any Transaction Agreement to the extent that such section purports to bind the Company to the exclusive jurisdiction of any particular federal court or courts;

(vi)    we call to your attention that irrespective of the agreement of the parties to any Transaction Agreement, a court may decline to hear a case on grounds of forum non conveniens or other doctrine limiting the availability of such court as a forum for resolution of disputes; in addition, we call to your attention that we do not express any opinion with respect to the subject matter jurisdiction of the federal courts of the United States of America in any action arising out of or relating to any Transaction Agreement;

(vii)   we have assumed that any agent of service will have accepted appointment as agent to receive service of process and call to your attention that we do not express any opinion if and to the extent such agent shall resign such appointment.  Further, we do not express any opinion with respect to the irrevocability of the designation of such agent to receive service of process;

(viii)  we have assumed that the choice of New York law to govern the Indenture and any supplemental indenture thereto  is a valid and legal provision;

(ix)    we have assumed that the laws of the State of New York will be chosen to govern any Warrant Agreements, Subscription Rights, Deposit Agreements, Purchase Contract Agreements, Purchase Unit Agreements and Unit Agreements and that such choice is and will be a valid and legal provision;

(x)     we have assumed that the Indenture will be duly authorized, executed and delivered by the Trustee in substantially the form reviewed by us, and that any Debt Securities, Warrants, Subscription Rights, Depositary Shares, Purchase Contracts, Purchase Units and Units that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly

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authorized officers of any Trustee, Warrant Agent,  Subscription Agent, Depositary, Purchase Contract Agent, Purchase Unit Agent and Unit Agent, as the case may be; and

(xi)    to the extent that any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions contained in any Transaction Agreement, the opinions stated herein are subject to the qualification that such enforceability may be subject to, in each case, (i) the exceptions and limitations in New York General Obligations Law sections 5-1401 and 5-1402 and (ii) principles of comity or constitutionality.

In addition, in rendering the foregoing opinions we have assumed that:

(a)      neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the applicable Securities contemplated thereby: (i) conflicts or will conflict with the Certificate of Incorporation or the Bylaws of the Company, (ii) constitutes or will constitute a violation of, or a default under, any lease, indenture, instrument or other agreement to which the Company or its property is subject, (iii) contravenes or will contravene any order or decree of any governmental authority to which the Company or its property is subject, or (iv) violates or will violate any law, rule or regulation to which the Company or its property is subject (except that we do not make the assumption set forth in this clause (iv) with respect to the Opined-on Law);  and

(b)      neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the applicable Securities contemplated thereby, requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of any jurisdiction.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement.  We also hereby consent to the reference to our firm under the heading “Legal Matters” in the prospectus forming part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the Rules and Regulations. This opinion is expressed as of the date hereof unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,
/s/ Skadden, Arps, Slate, Meagher & Flom LLP